Filed Pursuant to Rule 497(e)
                                                       Registration No. 33-41913

                        GABELLI EQUITY SERIES FUNDS, INC.
                        THE GABELLI SMALL CAP GROWTH FUND
                         THE GABELLI EQUITY INCOME FUND
                    THE GABELLI WOODLAND SMALL CAP VALUE FUND
                    (EACH A "FUND" AND TOGETHER, THE "FUNDS")

  SUPPLEMENT DATED JUNE 2, 2005 TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL
                    INFORMATION EACH DATED JANUARY 31, 2005

Effective June 15, 2005, each Fund will revise its 2.00% redemption fee so that it is imposed on shares purchased and redeemed or exchanged on or before the seventh day after the date of purchase, rather than within 60 days. In addition, the Directors have determined that retirement plans that need an extension to implement the redemption fee must request such extension by June 30, 2005.